UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Sustainable Advantage CoreAlpha Bond Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•   BlackRock Sustainable Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%

U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)

International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)

Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Sustainable Advantage CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

The principal detractor from the Fund’s relative performance was positioning with respect to U.S. interest rates as the Treasury yield curve moved higher and flattened with yields rising the most on shorter maturities. The Fund’s asset allocation also detracted from performance, mainly due to out-of-benchmark positioning in high yield corporate credit. The Fund also held derivatives during the period, including futures contracts and swaps. The use of derivatives marginally detracted from performance.

The Fund’s global interest rate strategies contributed positively to performance due to relative value positioning and duration-neutral cross-market positioning. Security selection within mortgage-backed securities (“MBS”) and corporate bonds also contributed to performance. Within corporate bonds, overweights to technology, insurance and consumer non-cyclical issuers proved beneficial.

The Fund’s cash position averaged a little over 13% for the period, representing holdings of Treasury bills. The relatively high cash balance proved beneficial as it allowed the Fund to pick up yield while reducing risk as risk assets performed poorly over the period.

Describe recent portfolio activity.

The Fund maintained defensive positioning with an underweight to investment grade corporate bonds and relatively low out-of-benchmark exposure to high yield corporate bonds in anticipation of continued credit market volatility. The Fund began to reduce exposure to securitized assets and position broadly for faster moving inflation.

Describe portfolio positioning at period end.

As of period end, the Portfolio was underweight investment grade corporate bonds and had relatively low exposure to high yield corporate bonds. Within corporate credit, the largest sector underweights were in transportation and electric utilities, while the largest sector overweights were in technology, consumer non-cyclicals and banking. The Fund was slightly overweight securitized assets, including agency MBS. The Fund was underweight U.S. Treasury and government-related securities relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

			Average Annual Total Returns(a)(b)

				1 Year		5 Years		Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.91%	3.36%	(4.16)%	(13.79)%	N/A	0.08%	N/A	0.08%	N/A
Investor A	3.51	2.89	(4.28)	(14.00)	(17.44)%	(0.17)	(0.98)%	(0.18)	(0.83)%
Investor C	2.93	2.05	(4.64)	(14.65)	(15.49)	(0.91)	(0.91)	(0.92)	(0.92)
Class K	3.96	3.41	(4.14)	(13.74)	N/A	0.13	N/A	0.12	N/A

Bloomberg U.S. Aggregate Bond Index(d)	—	—	(4.06)	(12.84)	N/A	0.21	N/A	0.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund.” Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.
(d)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$958.40	$1.37		$1,000.00	$1,023.66	$1.42		0.28%
Investor A	1,000.00	957.20	2.60		1,000.00	1,022.41	2.69		0.53
Investor C	1,000.00	953.60	6.27		1,000.00	1,018.65	6.48		1.28
Class K	1,000.00	958.60	1.13		1,000.00	1,023.92	1.17		0.23

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments

Corporate Bonds	33.7%
U.S. Government Sponsored Agency Securities	32.8
U.S. Treasury Obligations	18.9
Money Market Funds	8.9
Non-Agency Mortgage-Backed Securities	5.3
U.S. Treasury Obligations	3.0
Asset-Backed Securities	2.0
Other*	(4.6)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	57.6%
AA/Aa	3.4
A	17.0
BBB/Baa	17.4
BB/Ba	1.5
B	1.1
CCC/Caa	0.1
N/R	1.9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021, Class A, 1.08%, 04/15/27(a)	$45	$44,189
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	19	17,769
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 06/15/27	220	213,940
Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.74%, 01/15/26	213	208,117
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	1	742
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	138	131,866
Series 2021-3, Class B, 0.76%, 02/26/29	157	147,511
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 02/17/26	101	99,688
Toyota Auto Receivables Owner Trust, Series 2021-B, Class A4, 0.53%, 10/15/26	200	181,856
Upstart Securitization Trust(a)
Series 2021-1, Class A, 0.87%, 03/20/31	9	8,912
Series 2021-2, Class A, 0.91%, 06/20/31	66	64,364
Series 2021-3, Class A, 0.83%, 07/20/31	48	46,341
Series 2021-4, Class A, 0.84%, 09/20/31	138	132,982
Series 2021-5, Class A, 1.31%, 11/20/31	49	47,172

Total Asset-Backed Securities — 2.4% (Cost: $1,403,791)		1,345,449

Corporate Bonds

Aerospace & Defense — 0.7%
3M Co.
2.65%, 04/15/25	75	71,859
3.05%, 04/15/30	340	303,381
4.00%, 09/14/48	30	25,101

		400,341

Automobiles — 0.0%
Cummins, Inc., 2.60%, 09/01/50	30	19,253

Banks — 1.5%
Bank of Montreal
3.70%, 06/07/25	35	34,103
2.65%, 03/08/27	20	18,353
(5 year USD Swap + 1.43%), 3.80%, 12/15/32(b)	25	22,141
Canadian Imperial Bank of Commerce, 1.00%, 10/18/24	30	27,914
Comerica, Inc., 4.00%, 02/01/29	50	46,912
HSBC USA, Inc., 3.50%, 06/23/24	100	97,641
ING Groep NV, 3.55%, 04/09/24	400	391,249
Royal Bank of Canada
0.75%, 10/07/24	90	83,422
2.25%, 11/01/24	25	23,806
Toronto-Dominion Bank, 0.30%, 06/02/23	100	97,812

		843,353

Beverages — 3.5%
Coca-Cola Co.
3.00%, 03/05/51	405	304,234
2.50%, 03/15/51	20	13,354
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32	200	152,538
Diageo Capital PLC
2.13%, 10/24/24	200	190,321
2.00%, 04/29/30	200	165,604

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC (continued)
2.13%, 04/29/32	$550	$441,790
Keurig Dr. Pepper, Inc.
4.05%, 04/15/32	290	266,636
4.50%, 04/15/52	10	8,489
PepsiCo, Inc.
2.63%, 03/19/27	80	74,530
3.00%, 10/15/27	50	47,232
2.88%, 10/15/49	25	18,570
4.20%, 07/18/52	300	279,915

		1,963,213

Biotechnology — 1.0%
AbbVie, Inc.
4.40%, 11/06/42	5	4,466
4.70%, 05/14/45	5	4,608
4.25%, 11/21/49	30	25,796
Gilead Sciences, Inc., 0.75%, 09/29/23	30	28,953
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	550	432,125
2.80%, 09/15/50	150	95,112

		591,060

Building Materials(a) — 0.4%
Boise Cascade Co., 4.88%, 07/01/30	150	128,724
Louisiana-Pacific Corp., 3.63%, 03/15/29	100	83,254

		211,978

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	5	4,332
Home Depot, Inc.
3.30%, 04/15/40	50	40,484
3.35%, 04/15/50	50	37,927
2.38%, 03/15/51	50	31,150
Lowe’s Cos., Inc., 3.75%, 04/01/32	22	20,040

		133,933

Capital Markets — 0.5%
Ares Capital Corp.
2.15%, 07/15/26	15	12,791
2.88%, 06/15/27	80	68,566
Blackstone Private Credit Fund, 4.70%, 03/24/25	15	14,660
FS KKR Capital Corp., 3.13%, 10/12/28	100	80,960
Invesco Finance PLC, 3.75%, 01/15/26	25	24,043
LPL Holdings, Inc., 4.00%, 03/15/29(a)	75	65,425

		266,445

Chemicals — 0.3%
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	150	148,710

Commercial Services & Supplies(a) — 0.4%
AMN Healthcare, Inc., 4.00%, 04/15/29	75	65,801
ASGN, Inc., 4.63%, 05/15/28	175	156,188

		221,989

Communications Equipment — 0.5%
Motorola Solutions, Inc.
2.30%, 11/15/30	160	126,168
5.60%, 06/01/32	120	119,517
5.50%, 09/01/44	10	9,031

		254,716

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary — 0.4%
Quanta Services, Inc.
0.95%, 10/01/24	$95	$86,998
2.90%, 10/01/30	50	41,561
2.35%, 01/15/32	85	65,439
3.05%, 10/01/41	45	30,260
RELX Capital, Inc., 3.00%, 05/22/30	30	26,050

		250,308

Consumer Finance — 1.4%
American Express Co., 3.63%, 12/05/24	25	24,444
Automatic Data Processing, Inc.
1.70%, 05/15/28	450	395,131
1.25%, 09/01/30	200	159,393
Mastercard, Inc.
3.95%, 02/26/48	25	21,971
3.65%, 06/01/49	10	8,390
3.85%, 03/26/50	20	17,447
2.95%, 03/15/51	85	62,610
S&P Global, Inc., 2.30%, 08/15/60	80	45,966
Visa, Inc., 3.65%, 09/15/47	48	40,845

		776,197

Diversified Financial Services — 6.4%
Bank of America Corp.
4.45%, 03/03/26	50	49,178
(1 day SOFR + 0.96%), 1.73%, 07/22/27(b)	255	223,437
(1 day SOFR + 1.75%), 4.83%, 07/22/26(b)	60	59,217
(1 day SOFR + 2.04%), 4.95%, 07/22/28(b)	55	53,915
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30(b)	65	55,469
Bank of Nova Scotia
0.65%, 07/31/24	180	167,428
1.05%, 03/02/26	400	354,460
2.70%, 08/03/26	75	69,798
Barclays PLC, (1 year CMT + 1.05%), 2.28%, 11/24/27(b)	200	172,023
Citigroup, Inc.
3.70%, 01/12/26	50	47,995
(1 day SOFR + 0.69%), 0.78%, 10/30/24(b)	100	95,252
Goldman Sachs Group, Inc.
4.25%, 10/21/25	25	24,512
3.75%, 02/25/26	25	24,192
6.25%, 02/01/41	25	26,525
4.80%, 07/08/44	10	9,113
(1 day SOFR + 0.61%), 0.86%, 02/12/26(b)	62	55,829
(1 day SOFR + 0.80%), 1.43%, 03/09/27(b)	100	87,929
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	50	46,004
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	50	46,973
JPMorgan Chase & Co.(b)
(1 day SOFR + 0.61%), 1.56%, 12/10/25	60	55,421
(1 day SOFR + 1.85%), 2.08%, 04/22/26	17	15,793
(1 day SOFR + 1.99%), 4.85%, 07/25/28	60	58,746
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27	200	192,177
(3 mo. SOFR + 0.70%), 1.04%, 02/04/27	115	100,220
(3 mo. SOFR + 1.59%), 2.01%, 03/13/26	34	31,594
Lloyds Banking Group PLC, 3.75%, 01/11/27	200	185,937
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/23	200	195,508
3.78%, 03/02/25	100	97,484
Mizuho Financial Group, Inc., (1 year CMT + 0.75%), 1.55%, 07/09/27(b)	200	174,162
Morgan Stanley
5.00%, 11/24/25	50	50,117

Security	Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley (continued)
3.88%, 01/27/26	$75	$72,670
6.38%, 07/24/42	25	27,687
4.38%, 01/22/47	15	13,024
(1 day SOFR + 0.53%), 0.79%, 05/30/25(b)	50	46,329
(1 day SOFR + 0.86%), 1.51%, 07/20/27(b)	65	56,558
(1 day SOFR + 1.43%), 2.80%, 01/25/52(b)	25	16,132
(1 day SOFR + 4.84%), 5.60%, 03/24/51(b)	14	14,378
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	10	8,514
Nasdaq, Inc., 1.65%, 01/15/31	190	146,645
NatWest Group PLC(b)
(1 year CMT + 0.90%), 1.64%, 06/14/27	200	171,227
(1 year CMT + 2.27%), 5.52%, 09/30/28	200	196,475

		3,596,047

Diversified Telecommunication Services — 0.4%
AT&T, Inc., 1.65%, 02/01/28	35	30,046
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	80	101,328
Koninklijke KPN NV, 8.38%, 10/01/30	50	56,253
Verizon Communications, Inc.
4.33%, 09/21/28	51	49,581
2.65%, 11/20/40	25	17,306

		254,514

Electric Utilities — 0.8%
Avangrid, Inc.
3.15%, 12/01/24	50	47,935
3.80%, 06/01/29	100	91,500
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 04/01/30	50	45,162
Series A, 4.13%, 05/15/49	30	24,411
Series C, 3.00%, 12/01/60	25	15,833
Eversource Energy
3.45%, 01/15/50	50	36,528
Series R, 1.65%, 08/15/30	30	23,508
Exelon Corp.
4.05%, 04/15/30	75	70,758
5.10%, 06/15/45	25	23,547
PECO Energy Co., 3.00%, 09/15/49	25	17,401
San Diego Gas & Electric Co.
6.00%, 06/01/39	25	26,320
4.15%, 05/15/48	15	12,495
Series UUU, 3.32%, 04/15/50	10	7,199

		442,597

Electrical Equipment — 0.6%
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	340	338,905

Electronic Equipment, Instruments & Components — 0.6%
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31	27	22,277
Keysight Technologies, Inc., 3.00%, 10/30/29	340	295,966

		318,243

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp., 4.00%, 06/01/25	100	97,083
Crown Castle, Inc., 3.70%, 06/15/26	50	47,625
Iron Mountain, Inc., 4.50%, 02/15/31(a)	100	83,720

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(a)	$50	$43,886
Weyerhaeuser Co., 3.38%, 03/09/33	10	8,409

		280,723

Food & Staples Retailing — 0.9%
Campbell Soup Co., 4.80%, 03/15/48	20	18,145
General Mills, Inc.
4.20%, 04/17/28	130	127,723
2.25%, 10/14/31	240	195,599
3.00%, 02/01/51	60	40,793
Kellogg Co.
3.25%, 04/01/26	50	47,783
7.45%, 04/01/31	46	52,326

		482,369

Food Products — 0.2%
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	100	93,894

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 4.90%, 11/30/46	140	140,497
DH Europe Finance II Sarl, 3.40%, 11/15/49	15	11,442

		151,939

Health Care Providers & Services — 1.3%
Allina Health System, Series 2021, 2.90%, 11/15/51	10	6,552
AmerisourceBergen Corp.
2.70%, 03/15/31	13	10,763
4.30%, 12/15/47	8	6,691
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	4	2,638
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	7	4,477
Cardinal Health, Inc., 3.50%, 11/15/24	100	96,809
DaVita, Inc., 4.63%, 06/01/30(a)	63	50,997
Elevance Health, Inc., 2.38%, 01/15/25	25	23,823
HCA, Inc., 5.25%, 06/15/26	5	4,960
Humana, Inc.
5.75%, 03/01/28	5	5,116
3.70%, 03/23/29	20	18,417
Kaiser Foundation Hospitals, Series 2021, 3.00%, 06/01/51	7	4,849
Molina Healthcare, Inc., 3.88%, 11/15/30(a)	50	43,000
UnitedHealth Group, Inc.
4.20%, 05/15/32	340	327,398
4.45%, 12/15/48	45	40,356
5.88%, 02/15/53	55	60,865
3.13%, 05/15/60	50	34,602
WakeMed, Series A, 3.29%, 10/01/52	6	4,089

		746,402

Insurance — 1.2%
Alleghany Corp., 3.25%, 08/15/51	60	43,043
Hanover Insurance Group, Inc., 4.50%, 04/15/26	200	196,586
Marsh & McLennan Cos., Inc.
3.50%, 03/10/25	50	48,721
4.75%, 03/15/39	30	27,588
4.20%, 03/01/48	160	132,283
MetLife, Inc., Series D, 4.37%, 09/15/23	70	69,822
Progressive Corp., 3.95%, 03/26/50	70	55,939
Travelers Cos., Inc., 3.75%, 05/15/46	25	19,851
Unum Group, 4.13%, 06/15/51	100	69,660
Willis North America, Inc., 3.88%, 09/15/49	25	18,040

		681,533

Security	Par (000)	Value

Interactive Media & Services — 0.3%
Alphabet, Inc.
1.90%, 08/15/40	$100	$68,711
2.05%, 08/15/50	30	18,864
Cogent Communications Group, Inc., 7.00%, 06/15/27(a)	64	62,400

		149,975

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.25%, 05/12/61	20	14,348
Genuine Parts Co., 1.75%, 02/01/25	55	51,329

		65,677

Internet Software & Services — 0.1%
VeriSign, Inc., 2.70%, 06/15/31	55	45,080

IT Services — 1.2%
CGI, Inc., 2.30%, 09/14/31	210	161,460
Fiserv, Inc., 3.50%, 07/01/29	25	22,547
Gartner, Inc., 4.50%, 07/01/28(a)	134	126,150
International Business Machines Corp.
4.00%, 07/27/25	135	132,947
4.40%, 07/27/32	165	158,696
5.60%, 11/30/39	50	51,534
Verisk Analytics, Inc., 3.63%, 05/15/50	30	21,448

		674,782

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.
2.75%, 09/15/29	100	87,485
2.30%, 03/12/31	360	293,438

		380,923

Machinery — 0.5%
IDEX Corp.
3.00%, 05/01/30	50	43,333
2.63%, 06/15/31	152	126,798
John Deere Capital Corp., 3.40%, 06/06/25	25	24,391
Snap-on, Inc., 4.10%, 03/01/48	15	12,889
Wabash National Corp., 4.50%, 10/15/28(a)	100	84,558

		291,969

Media — 0.5%
FactSet Research Systems, Inc., 2.90%, 03/01/27	80	73,111
Thomson Reuters Corp., 3.35%, 05/15/26	200	190,200

		263,311

Metals & Mining — 0.7%
Mineral Resources Ltd., 8.50%, 05/01/30(a)	100	101,996
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	200	157,464
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	55	37,226
Steel Dynamics, Inc., 3.45%, 04/15/30	100	88,082

		384,768

Multi-Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 05/20/27	100	95,400

Offshore Drilling & Other Services — 0.2%
Applied Materials, Inc., 2.75%, 06/01/50	50	35,166
Lam Research Corp., 3.75%, 03/15/26	100	97,652

		132,818

Oil, Gas & Consumable Fuels — 1.7%
CGG SA, 8.75%, 04/01/27(a)	50	42,053
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	90	90,122
3.70%, 11/15/29	370	337,522
Chevron Corp., 3.08%, 05/11/50	20	14,898

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp., 7.00%, 02/01/30	$200	$210,412
Kinder Morgan, Inc., 4.80%, 02/01/33	20	18,800
MPLX LP
5.50%, 02/15/49	20	17,969
4.95%, 03/14/52	40	33,277
4.90%, 04/15/58	15	11,984
ONEOK, Inc.
4.45%, 09/01/49	40	30,481
7.15%, 01/15/51	30	30,991
TotalEnergies Capital International SA, 3.39%, 06/29/60	10	7,168
Vermilion Energy, Inc., 6.88%, 05/01/30(a)	100	92,326

		938,003

Personal Products — 0.0%
Colgate-Palmolive Co., 3.25%, 08/15/32	5	4,574
Procter & Gamble Co., 3.60%, 03/25/50	30	25,616

		30,190

Pharmaceuticals — 2.1%
Astrazeneca Finance LLC, 2.25%, 05/28/31	160	134,254
AstraZeneca PLC, 3.38%, 11/16/25	50	48,441
Bristol-Myers Squibb Co., 3.90%, 03/15/62	45	36,137
CVS Health Corp., 4.78%, 03/25/38	50	46,210
Jazz Securities DAC, 4.38%, 01/15/29(a)	100	90,752
Merck & Co., Inc., 3.60%, 09/15/42	50	41,942
Novartis Capital Corp.
2.20%, 08/14/30	290	248,848
2.75%, 08/14/50	15	10,708
Zoetis, Inc.
3.25%, 02/01/23	70	69,798
4.50%, 11/13/25	100	99,165
5.40%, 11/14/25	140	142,115
2.00%, 05/15/30	180	148,297
3.00%, 05/15/50	100	69,709

		1,186,376

Real Estate Management & Development — 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	30	30,009
VICI Properties LP, 5.13%, 05/15/32	90	84,421

		114,430

Road & Rail — 0.1%
Canadian National Railway Co., 4.40%, 08/05/52	20	18,088
Union Pacific Corp.
3.25%, 02/05/50	5	3,729
2.97%, 09/16/62	20	13,194

		35,011

Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc., 3.45%, 06/15/27	50	47,531
Arthur J Gallagher & Co., 3.50%, 05/20/51	135	96,289
Barings BDC, Inc., 3.30%, 11/23/26	15	12,683
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52	5	4,083
Block Financial LLC, 3.88%, 08/15/30	170	149,777
Broadcom, Inc.
4.15%, 04/15/32(a)	140	123,430
4.30%, 11/15/32	100	88,920
BWX Technologies, Inc., 4.13%, 04/15/29(a)	75	66,000
CME Group, Inc., 2.65%, 03/15/32	15	12,794
CVS Health Corp.
5.13%, 07/20/45	10	9,337
4.25%, 04/01/50	15	12,347
FactSet Research Systems, Inc., 3.45%, 03/01/32	40	33,712

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Goldman Sachs Group, Inc., 5.70%, 11/01/24	$20	$20,240
HSBC Holdings PLC, (1 day SOFR + 2.53%), 4.76%, 03/29/33(b)	200	173,032
Hubbell, Inc., 3.50%, 02/15/28	35	32,508
Massachusetts Institute of Technology, 3.07%, 04/01/52	12	8,817
Micron Technology, Inc., 6.75%, 11/01/29	10	10,413
NVIDIA Corp.
3.20%, 09/16/26	100	96,079
2.85%, 04/01/30	25	22,053
3.50%, 04/01/50	160	124,013
3.70%, 04/01/60	50	37,871
S&P Global, Inc., 2.45%, 03/01/27(a)	45	41,381
Texas Instruments, Inc.
1.75%, 05/04/30	23	19,069
3.65%, 08/16/32	210	196,029
2.70%, 09/15/51	40	27,932
4.10%, 08/16/52	65	58,047
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29	170	157,617

		1,682,004

Software — 1.1%
Electronic Arts, Inc., 2.95%, 02/15/51	20	13,607
Intuit, Inc., 1.65%, 07/15/30	2	1,602
Microsoft Corp.
2.53%, 06/01/50	25	17,217
2.92%, 03/17/52	50	37,093
2.68%, 06/01/60	50	33,791
Roper Technologies, Inc., 2.95%, 09/15/29	25	21,887
ServiceNow, Inc., 1.40%, 09/01/30	100	77,899
VMware, Inc.
1.80%, 08/15/28	430	354,971
2.20%, 08/15/31	110	83,956

		642,023

Technology Hardware, Storage & Peripherals — 2.0%
Adobe, Inc.
2.15%, 02/01/27	870	798,562
2.30%, 02/01/30	75	64,490
Apple, Inc.
2.70%, 08/05/51	40	27,654
3.95%, 08/08/52	210	183,645
2.55%, 08/20/60	5	3,220
2.85%, 08/05/61	20	13,583
4.10%, 08/08/62	15	12,992
Dell International LLC/EMC Corp., 5.45%, 06/15/23	7	7,004

		1,111,150

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc.
2.75%, 03/27/27	100	93,984
3.25%, 03/27/40	20	16,411

		110,395

Transportation Infrastructure — 0.1%
United Parcel Service, Inc., 5.30%, 04/01/50	70	74,264

Wireless Telecommunication Services — 0.9%
Crown Castle, Inc., 1.35%, 07/15/25	55	50,053
Rogers Communications, Inc.(a)
3.20%, 03/15/27	30	27,994
3.80%, 03/15/32	35	30,985
4.50%, 03/15/42	40	33,677

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Rogers Communications, Inc.(a) (continued)
4.55%, 03/15/52	$20	$16,279
T-Mobile USA, Inc.
2.70%, 03/15/32	330	270,818
5.65%, 01/15/53	35	35,098
5.80%, 09/15/62	30	29,914
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)	50	36,625

		531,443

Total Corporate Bonds — 39.9% (Cost: $24,907,609)		22,408,654

Foreign Agency Obligations

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	80	74,640

Panama — 0.1%
Panama Government International Bond, 9.38%, 04/01/29	25	29,875

Uruguay — 0.2%
Uruguay Government International Bond
4.38%, 10/27/27	25	25,300
4.38%, 01/23/31	50	50,000
4.98%, 04/20/55	30	29,025

		104,325

Total Foreign Agency Obligations — 0.4% (Cost: $246,154)		208,840

Municipal Bonds

California — 0.3%
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	35	23,817
California State University, Refunding RB, Series B, 2.72%, 11/01/52	20	13,409
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	25	29,120
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	15	15,612
State of California, GO, BAB, 7.30%, 10/01/39	50	61,558

		143,516

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114	15	13,073

Illinois — 0.0%
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	10	7,742

Security	Par (000)	Value

Michigan — 0.0%
University of Michigan, RB, Series B, 3.50%, 04/01/52	$9	$7,120
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	14	11,995

		19,115

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.13%, 06/15/42	25	19,962
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	10	12,244

		32,206

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	20	13,974

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	50	48,275

Texas — 0.0%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	10	7,153

Virginia — 0.0%
University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	20	13,089

Total Municipal Bonds — 0.5% (Cost: $384,923)		298,143

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 5.7%
Connecticut Avenue Securities Trust(a)
Series 2019, Class 1M2, (1 mo. LIBOR US + 2.30%), 6.32%, 08/25/31	23	23,369
Series 2020, Class 2M2, (1 mo. LIBOR US + 2.00%), 6.02%, 01/25/40	369	361,343
Series 2020, Class M1, (30 day SOFR + 2.95%), 6.50%, 06/25/42	135	135,743
Series 2022-R04, Class 1M1, (30 day SOFR + 2.00%), 5.52%, 03/25/42	245	241,664
Series 20A, Class 1M2, (1 mo. LIBOR US + 2.05%), 6.07%, 01/25/40	208	204,578
Series A, Class 1M2, (1 mo. LIBOR US + 2.40%), 6.44%, 04/25/31	34	33,606
Series C, Class 2M2, (1 mo. LIBOR US + 2.10%), 6.14%, 09/25/39	5	5,018
Fannie Mae Connecticut Avenue Securities
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 6.54%, 05/25/30	292	294,239
Series 2018-C02, Class 2M2, (1 mo. LIBOR US + 2.20%), 6.22%, 08/25/30	144	141,346
Series 2020, Class 2M1, (30 day SOFR + 0.90%), 4.42%, 11/25/41(a)	88	86,161
Freddie Mac STACR REMIC Trust(a) Class A, (30 day SOFR + 2.95%), 6.47%, 06/25/42	225	227,272

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 5.72%, 01/25/50	$58	$57,531
Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 7.12%, 03/25/50	127	126,140
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 7.17%, 09/25/50	14	14,299
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 4.27%, 10/25/33	96	94,438
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 5.62%, 10/25/33	170	160,236
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 5.17%, 01/25/34	149	145,820
Series 2021-DNA6, Class M1, (30 day SOFR + 0.80%), 4.35%, 10/25/41	250	245,691
Series 2021-HQA2, Class M1, (30 day SOFR + 0.70%), 4.22%, 12/25/33	77	76,485
Series 2022-HQA1, Class M1A, (30 day SOFR + 2.10%), 5.62%, 03/25/42	290	286,029
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2, Class M3, (1 mo. LIBOR US + 3.60%), 7.62%, 04/25/24	223	225,820
Series 2021-DNA2, Class M1, (30 day SOFR + 0.80%), 4.32%, 08/25/33(a)	20	20,085

		3,206,913

Commercial Mortgage-Backed Securities — 0.5%
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/53	200	159,719
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A5, 3.70%, 11/15/48	45	42,619
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 06/15/46	62	61,329
Series 2013-C15, Class A4, 4.15%, 08/15/46(b)	20	19,735

		283,402

Mortgage-Backed Securities — 0.1%
Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 4.22%, 08/25/33(a)(b)	16	16,012

Total Non-Agency Mortgage-Backed Securities — 6.3% (Cost: $3,593,203)		3,506,327

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 38.9%
Fannie Mae, Series 2018-M4, Class A2, 3.16%, 03/25/28(b)	224	210,584
Freddie Mac Mortgage-Backed Securities
3.00%, 05/01/29 - 06/01/47	266	247,093
3.50%, 03/01/46 - 06/01/49	263	246,871
4.00%, 02/01/47 - 01/01/48	61	59,125
Freddie Mac Multifamily Structured Pass Through Certificates, Series KSG1, Class A2, 1.50%, 09/25/30	120	97,374
Ginnie Mae Mortgage-Backed Securities
3.00%, 05/20/45 - 12/20/52(c)	1,044	950,780
3.50%, 09/20/45 - 12/20/52(c)	1,566	1,469,659
4.00%, 03/20/46 - 12/20/52(c)	468	449,548
2.50%, 12/20/46 - 12/20/52(c)	1,786	1,573,945

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities (continued)
4.50%, 07/20/47 - 12/20/52(c)	$942	$923,518
2.00%, 10/20/51 - 12/20/52	1,077	917,967
1.50%, 12/20/52	75	61,116
5.00%, 12/20/52(c)	1,500	1,498,594
Uniform Mortgage-Backed Securities(c)
3.00%, 03/01/30 - 12/13/52	1,737	1,564,088
2.50%, 04/01/32 - 12/13/52(d)	3,292	2,864,926
4.00%, 05/01/33 - 12/13/52	2,329	2,213,499
3.50%, 02/01/34 - 06/01/49	478	451,491
2.00%, 12/01/35 - 12/13/52	5,534	4,662,005
1.50%, 03/01/36 - 12/13/52	930	772,609
5.00%, 03/01/41 - 12/13/52	259	262,556
4.50%, 02/01/48 - 12/13/52	231	228,185
5.50%, 12/13/52	100	101,135

		21,826,668

Total U.S. Government Sponsored Agency Securities — 38.9% (Cost: $23,515,637)		21,826,668

U.S. Treasury Obligations
U.S. Treasury Bonds
7.50%, 11/15/24	200	211,742
6.00%, 02/15/26	100	105,684
3.63%, 02/15/44	600	564,305
3.38%, 11/15/48	625	567,114
2.88%, 05/15/49	275	227,895
1.25%, 05/15/50	150	83,672
U.S. Treasury Notes
2.25%, 03/31/24	3,700	3,587,555
2.00%, 06/30/24	1,200	1,153,781
2.38%, 08/15/24	200	192,969
0.75%, 08/31/26	6,200	5,506,375
0.63%, 05/15/30	500	401,875

Total U.S. Treasury Obligations — 22.5% (Cost: $13,423,834)		12,602,967

Total Long-Term Investments — 110.9% (Cost: $67,475,151)		62,197,048

	Shares

Short-Term Securities

Money Market Funds — 10.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(e)(f)	5,919,004	5,919,004

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 3.6%
U.S. Treasury Bills, 3.32%, 12/29/22(g)	$1,500	$1,495,568
U.S. Treasury Bonds, 6.25%, 08/15/23	500	505,586

		2,001,154

Total Short-Term Securities — 14.1% (Cost: $7,929,368)		7,920,158

Total Investments Before TBA Sale Commitments — 125.0% (Cost: $75,404,519)		70,117,206

TBA Sale Commitments(c)

Mortgage-Backed Securities — (6.4)%
Ginnie Mae Mortgage-Backed Securities, 2.50%, 12/20/52	(25)	(21,969)
Uniform Mortgage-Backed Securities
2.00%, 12/13/52	(250)	(205,908)
2.50%, 12/13/52	(1,450)	(1,240,316)
3.00%, 12/15/37	(25)	(23,526)
3.50%, 12/15/37 - 12/13/52	(269)	(248,489)
4.00%, 12/15/37	(25)	(24,438)
4.50%, 12/13/52	(460)	(447,709)
5.00%, 12/13/52	(1,369)	(1,362,155)

Total TBA Sale Commitments — (6.4)% (Proceeds: $(3,453,811))		(3,574,510)

Total Investments, Net of TBA Sale Commitments — 118.6% (Cost: $71,950,708)		66,542,696
Liabilities in Excess of Other Assets — (18.6)%		(10,437,495)

Net Assets — 100.0%		$56,105,201

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Represents or includes a TBA transaction.
(d)	When-issued security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,186,359	$2,732,645	(a)	$—	$—	$—	$5,919,004	5,919,004	$76,359	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bonds	9	12/15/22	$737	$24,441
10-Year U.S. Treasury Note	43	03/22/23	4,893	42,352
U.S. Long Bond	30	03/22/23	3,829	41,574

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts (continued)
Ultra U.S. Treasury Bond	10	03/22/23	$1,372	$19,505
5-Year U.S. Treasury Note	33	03/31/23	3,590	28,308

				156,180

Short Contracts
Euro BTP	2	12/08/22	248	(9,815)
Euro Bund	16	12/08/22	2,346	(58,766)
Euro OAT	5	12/08/22	710	8,601
10-Year Canadian Bond	6	03/22/23	561	(3,578)
10-Year U.S. Ultra Long Treasury Note	1	03/22/23	120	(1,228)
Long Gilt	1	03/29/23	127	(881)
2-Year U.S. Treasury Note	9	03/31/23	1,850	(6,059)

				(71,726)

				$84,454

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	69,130	AUD	100,000	Societe Generale	12/15/22	$1,221
USD	7,513	CAD	10,000	Bank of America N.A.	12/15/22	77
USD	10,605	CHF	10,000	Morgan Stanley & Co. International PLC	12/15/22	20

						1,318

USD	6,690	AUD	10,000	Bank of America N.A.	12/15/22	(101)
USD	14,822	CAD	20,000	Citibank N.A.	12/15/22	(49)
USD	10,186	CHF	10,000	JPMorgan Chase Bank N.A.	12/15/22	(399)
USD	3,692	CZK	90,000	Societe Generale	12/15/22	(151)
USD	10,253	EUR	10,000	Bank of America N.A.	12/15/22	(164)
USD	10,380	EUR	10,000	Barclays Bank PLC	12/15/22	(37)
USD	20,823	EUR	20,000	Deutsche Bank AG	12/15/22	(11)
USD	9,921	EUR	10,000	HSBC Bank PLC	12/15/22	(495)
USD	20,833	EUR	20,000	JPMorgan Chase Bank N.A.	12/15/22	—
USD	91,172	GBP	80,000	Bank of America N.A.	12/15/22	(5,290)
USD	20,414	HKD	160,000	HSBC Bank PLC	12/15/22	(68)
USD	6,071	NZD	10,000	HSBC Bank PLC	12/15/22	(231)
USD	5,948	NZD	10,000	Morgan Stanley & Co. International PLC	12/15/22	(355)
USD	63,171	SEK	680,000	Morgan Stanley & Co. International PLC	12/15/22	(1,633)
USD	42,610	SGD	60,000	HSBC Bank PLC	12/15/22	(1,484)

						(10,468)

						$(9,150)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD 2,811	$(80,797)	$129,316	$(210,113)
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD 4,100	(52,870)	(5,831)	(47,039)

					$(133,667)	$123,485	$(257,152)

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
2.07%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	02/15/32	EUR	130	$15,114	$3	$15,111
2.74%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	06/15/32	EUR	150	1,784	3	1,781

							$16,898	$6	$16,892

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
2.35%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	12/21/22	(a)	12/21/24	EUR	14,545	$155,371	$(11,125)	$166,496
2.91%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	12/21/22	(a)	12/21/25	EUR	430	(1,682)	(754)	(928)
2.99%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	12/21/22	(a)	12/21/25	EUR	110	(689)	1	(690)
3.00%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	12/21/22	(a)	12/21/25	EUR	110	(742)	—	(742)
3.75%	Quarterly	3-Month BBSW, 3.09%	Quarterly	12/21/22	(a)	12/21/25	AUD	180	(129)	—	(129)
1-Day SOFR, 3.82%	Annual	3.77%	Annual	12/21/22	(a)	12/21/25	USD	340	(1,247)	(345)	(902)
3.97%	Semi-Annual	3-Month Canada Bank Acceptance, 4.75%	Semi-Annual	12/21/22	(a)	12/21/25	CAD	150	(102)	(381)	279
1-Day SONIA, 2.93%	Annual	4.19%	Annual	12/21/22	(a)	12/21/25	GBP	100	64	(11)	75
6-Month EURIBOR, 2.41%	Semi-Annual	2.38%	Annual	12/21/22	(a)	12/21/27	EUR	4,240	(56,206)	4,826	(61,032)
2.96%	Annual	1-Day SOFR, 3.82%	Annual	12/21/22	(a)	12/21/27	USD	1,277	32,863	5,050	27,813
3.07%	Annual	1-Day SOFR, 3.82%	Annual	12/21/22	(a)	12/21/27	USD	2,887	60,163	19,176	40,987
8.91%	Monthly	1-Month MXIBOR, 10.29%	Monthly	03/15/23	(a)	03/08/28	MXN	580	(355)	—	(355)
9.00%	Monthly	1-Month MXIBOR, 10.29%	Monthly	03/15/23	(a)	03/08/28	MXN	1,280	(1,016)	—	(1,016)
9.07%	Monthly	1-Month MXIBOR, 10.29%	Monthly	03/15/23	(a)	03/08/28	MXN	740	(685)	—	(685)
1-Day SSARON, 0.46%	Annual	1.54%	Annual	03/15/23	(a)	03/15/28	CHF	50	185	1	184
1-Day SSARON, 0.46%	Annual	1.56%	Annual	03/15/23	(a)	03/15/28	CHF	40	203	115	88
1-Day SSARON, 0.46%	Annual	1.59%	Annual	03/15/23	(a)	03/15/28	CHF	40	268	22	246
1-Day SSARON, 0.46%	Annual	1.73%	Annual	03/15/23	(a)	03/15/28	CHF	50	694	177	517
1-Day SSARON, 0.46%	Annual	1.73%	Annual	03/15/23	(a)	03/15/28	CHF	20	268	—	268
1-Day SSARON, 0.46%	Annual	2.06%	Annual	03/15/23	(a)	03/15/28	CHF	60	1,846	1	1,845
1-Day SSARON, 0.46%	Annual	2.06%	Annual	03/15/23	(a)	03/15/28	CHF	50	1,520	1	1,519
1-Day SSARON, 0.46%	Annual	2.10%	Annual	03/15/23	(a)	03/15/28	CHF	30	972	—	972
1-Day THOR, 1.24%	Quarterly	2.24%	Quarterly	03/15/23	(a)	03/15/28	THB	305	(20)	—	(20)
1-Day THOR, 1.24%	Quarterly	2.24%	Quarterly	03/15/23	(a)	03/15/28	THB	620	(44)	—	(44)
1-Day THOR, 1.24%	Quarterly	2.25%	Quarterly	03/15/23	(a)	03/15/28	THB	305	(15)	—	(15)
1-Day THOR, 1.24%	Quarterly	2.26%	Quarterly	03/15/23	(a)	03/15/28	THB	620	(21)	—	(21)
2.66%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	03/15/23	(a)	03/15/28	EUR	40	13	1	12
2.75%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	03/15/23	(a)	03/15/28	EUR	30	(119)	1	(120)
3.01%	Semi-Annual	1-Day SORA, 3.91%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	200	831	2	829
3.11%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	420	(416)	40	(456)
3.19%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	290	(381)	—	(381)
3.23%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	190	(286)	(34)	(252)
3.24%	Semi-Annual	1-Day SORA, 3.91%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	50	(179)	—	(179)
3.29%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	440	(766)	1	(767)
3.31%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	510	(933)	—	(933)
3.34%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	380	80	1	79
1-Day SOFR, 3.82%	Annual	3.35%	Annual	03/15/23	(a)	03/15/28	USD	20	(97)	—	(97)
3.38%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	410	(890)	1	(891)
3.38%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	320	(689)	1	(690)
3.38%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	250	10	70	(60)
3.40%	Annual	3-Month STIBOR, 2.46%	Quarterly	03/15/23	(a)	03/15/28	SEK	410	(919)	—	(919)
3.43%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	160	(30)	14	(44)
3.51%	Semi-Annual	1-Day SORA, 3.91%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	50	(628)	1	(629)
1-Day SOFR, 3.82%	Annual	3.53%	Annual	03/15/23	(a)	03/15/28	USD	40	126	—	126
3.53%	Semi-Annual	1-Day SORA, 3.91%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	60	(802)	1	(803)
3.57%	Semi-Annual	3-Month Canada Bank Acceptance, 4.75%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	40	(194)	(12)	(182)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3.57%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	170	$(146)	$12	$(158)
3.58%	Semi-Annual	3-Month Canada Bank Acceptance, 4.75%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	60	(302)	25	(327)
3.60%	Semi-Annual	3-Month Canada Bank Acceptance, 4.75%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	80	(452)	(202)	(250)
1-Day SOFR, 3.82%	Annual	3.65%	Annual	03/15/23	(a)	03/15/28	USD	80	689	1	688
3.71%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	300	(453)	15	(468)
3-Month KRW CDC, 4.03%	Quarterly	3.72%	Quarterly	03/15/23	(a)	03/15/28	KRW	20,480	151	—	151
1-Day SOFR, 3.82%	Annual	3.73%	Annual	03/15/23	(a)	03/15/28	USD	30	372	—	372
1-Day SONIA, 2.93%	Annual	3.75%	Annual	03/15/23	(a)	03/15/28	GBP	20	(59)	—	(59)
3.78%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	170	(308)	—	(308)
1-Day SOFR, 3.82%	Annual	3.79%	Annual	03/15/23	(a)	03/15/28	USD	40	601	—	601
3.83%	Annual	6-Month NIBOR, 3.97%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	150	(305)	56	(361)
6-Month BBSW, 3.56%	Semi-Annual	3.97%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	70	(10)	1	(11)
6-Month BBSW, 3.56%	Semi-Annual	4.00%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	30	28	1	27
1-Day SOFR, 3.82%	Annual	4.03%	Annual	03/15/23	(a)	03/15/28	USD	30	774	—	774
6-Month BBSW, 3.56%	Semi-Annual	4.20%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	70	483	—	483
6-Month BBSW, 3.56%	Semi-Annual	4.24%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	30	242	—	242
6-Month BBSW, 3.56%	Semi-Annual	4.38%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	40	496	—	496
6-Month BBSW, 3.56%	Semi-Annual	4.39%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	30	384	—	384
6-Month BBSW, 3.56%	Semi-Annual	4.42%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	30	408	—	408
6-Month BBSW, 3.56%	Semi-Annual	4.42%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	17	232	—	232
6-Month BBSW, 3.56%	Semi-Annual	4.43%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	16	225	—	225
6-Month BBSW, 3.56%	Semi-Annual	4.44%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	17	241	—	241
1-Day SONIA, 2.93%	Annual	4.50%	Annual	03/15/23	(a)	03/15/28	GBP	60	2,212	1	2,211
6-Month BBSW, 3.56%	Semi-Annual	4.50%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	20	318	—	318
4.99%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	03/15/23	(a)	03/15/28	NZD	70	(913)	—	(913)
6-Month PRIBOR, 7.26%	Semi-Annual	5.68%	Annual	03/15/23	(a)	03/15/28	CZK	530	1,180	—	1,180
6.21%	Annual	6-Month WIBOR, 7.46%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	200	(830)	—	(830)
7.54%	Annual	6-Month WIBOR, 7.46%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	100	(1,587)	1	(1,588)
7.63%	Annual	6-Month WIBOR, 7.46%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	140	(2,340)	1	(2,341)
3-Month JIBAR, 7.20%	Quarterly	8.57%	Quarterly	03/15/23	(a)	03/15/28	ZAR	840	750	1	749
3-Month JIBAR, 7.20%	Quarterly	8.65%	Quarterly	03/15/23	(a)	03/15/28	ZAR	640	696	—	696
3-Month JIBAR, 7.20%	Quarterly	8.74%	Quarterly	03/15/23	(a)	03/15/28	ZAR	790	1,017	1	1,016
6-Month EURIBOR, 2.41%	Semi-Annual	2.55%	Annual	12/21/22	(a)	12/21/32	EUR	3,090	(30,165)	(45,130)	14,965
1-Day SOFR, 3.82%	Annual	2.90%	Annual	12/21/22	(a)	12/21/32	USD	1,282	(47,387)	(860)	(46,527)
1-Day SOFR, 3.82%	Annual	3.00%	Annual	12/21/22	(a)	12/21/32	USD	2,113	(60,611)	(25,301)	(35,310)
2.18%	Annual	6-Month EURIBOR, 2.41%	Semi-Annual	12/21/22	(a)	12/21/52	EUR	1,180	(29,750)	(5,465)	(24,285)
2.73%	Annual	1-Day SOFR, 3.82%	Annual	12/21/22	(a)	12/21/52	USD	252	15,379	(3,209)	18,588
2.76%	Annual	1-Day SOFR, 3.82%	Annual	12/21/22	(a)	12/21/52	USD	240	13,373	4,923	8,450

									$49,828	$(58,286)	$108,114

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$163,865	$(98,660)	$312,724	$ (444,870)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$164,781	$—	$164,781
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,318	—	—	1,318
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	295,832	16,892	312,724

	$—	$—	$—	$1,318	$460,613	$16,892	$478,823

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$80,327	$—	$80,327
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	10,468	—	—	10,468
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	257,152	—	—	187,718	—	444,870

	$—	$257,152	$—	$10,468	$268,045	$—	$535,665

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(765,423)	$—	$(765,423)
Forward foreign currency exchange contracts	—	—	—	32,738	—	—	32,738
Swaps	—	(39,078)	—	—	35,952	(18,802)	(21,928)

	$—	$(39,078)	$—	$32,738	$(729,471)	$(18,802)	$(754,613)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$105,808	$—	$105,808
Forward foreign currency exchange contracts	—	—	—	(14,084)	—	—	(14,084)
Swaps	—	(120,676)	—	—	116,869	(18,059)	(21,866)

	$—	$(120,676)	$—	$(14,084)	$222,677	$(18,059)	$69,858

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,209,884
Average notional value of contracts — short	$2,980,868
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$823,631
Average amounts sold — in USD	$408,157
Credit default swaps:
Average notional value — buy protection	$6,896,490
Interest rate swaps:
Average notional value — pays fixed rate	$34,105,580
Average notional value — receives fixed rate	$25,061,053
Inflation swaps:
Average notional value — pays fixed rate	$286,377

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$156,192	$63,005
Forward foreign currency exchange contracts	1,318	10,468
Swaps — centrally cleared	218	40,811

Total derivative assets and liabilities in the Statement of Assets and Liabilities	157,728	114,284

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(156,410)	(103,816)

Total derivative assets and liabilities subject to an MNA	$1,318	$10,468

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$77	$(77)	$—	$—	$—
Morgan Stanley & Co. International PLC	20	(20)	—	—	—
Societe Generale	1,221	(151)	—	—	1,070

	$1,318	$(248)	$—	$—	$1,070

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$5,555	$(77)	$—	$—	$5,478
Barclays Bank PLC	37	—	—	—	37
Citibank N.A.	49	—	—	—	49
Deutsche Bank AG	11	—	—	—	11
HSBC Bank PLC	2,278	—	—	—	2,278
JPMorgan Chase Bank N.A.	399	—	—	—	399
Morgan Stanley & Co. International PLC	1,988	(20)	—	—	1,968
Societe Generale	151	(151)	—	—	—

	$10,468	$(248)	$—	$—	$10,220

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,345,449	$—	$1,345,449

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$22,408,654	$—	$22,408,654
Foreign Agency Obligations	—	208,840	—	208,840
Municipal Bonds	—	298,143	—	298,143
Non-Agency Mortgage-Backed Securities	—	3,506,327	—	3,506,327
U.S. Government Sponsored Agency Securities	—	21,826,668	—	21,826,668
U.S. Treasury Obligations	—	12,602,967	—	12,602,967
Short-Term Securities
Money Market Funds	5,919,004	—	—	5,919,004
U.S. Treasury Obligations	—	2,001,154	—	2,001,154
Liabilities
Investments
TBA Sale Commitments	—	(3,574,510)	—	(3,574,510)

	$5,919,004	$60,623,692	$—	$66,542,696

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$1,318	$—	$1,318
Interest Rate Contracts	164,781	295,832	—	460,613
Other Contracts	—	16,892	—	16,892
Liabilities
Credit Contracts	—	(257,152)	—	(257,152)
Foreign Currency Exchange Contracts	—	(10,468)	—	(10,468)
Interest Rate Contracts	(80,327)	(187,718)	—	(268,045)

	$84,454	$(141,296)	$—	$(56,842)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statement of Assets and Liabilities (unaudited)

November 30, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$64,198,202
Investments, at value — affiliated(b)	5,919,004
Cash pledged:
Futures contracts	518,000
Centrally cleared swaps	409,000
Foreign currency, at value(c)	401,114
Receivables:
Investments sold	244,322
TBA sale commitments	3,453,811
Capital shares sold	194,611
Dividends — affiliated	17,848
Interest — unaffiliated	295,253
From the Manager	3,303
Variation margin on futures contracts	156,192
Variation margin on centrally cleared swaps	218
Unrealized appreciation on forward foreign currency exchange contracts	1,318
Prepaid expenses	50,989

Total assets	75,863,185

LIABILITIES
TBA sale commitments, at value(d)	3,574,510
Payables:
Investments purchased	7,765,822
Accounting services fees	23,115
Capital shares redeemed	8,121,624
Custodian fees	40,421
Income dividend distributions	37,891
Trustees’ and Officer’s fees	545
Other accrued expenses	51,651
Professional fees	27,266
Service and distribution fees	855
Variation margin on futures contracts	63,005
Variation margin on centrally cleared swaps	40,811
Unrealized depreciation on forward foreign currency exchange contracts	10,468

Total liabilities	19,757,984

NET ASSETS	$56,105,201

NET ASSETS CONSIST OF
Paid-in capital	$67,708,972
Accumulated loss	(11,603,771)

NET ASSETS	$56,105,201

(a) Investments, at cost — unaffiliated	$69,485,515
(b) Investments, at cost — affiliated	$5,919,004
(c) Foreign currency, at cost	$397,457
(d) Proceeds from TBA sale commitments	$3,453,811

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$48,695,115

Shares outstanding	5,658,656

Net asset value	$8.61

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$3,648,433

Shares outstanding	423,858

Net asset value	$8.61

Shares authorized	Unlimited

Par value	$0.001

Investor C

Net assets	$127,414

Shares outstanding	14,803

Net asset value	$8.61

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$3,634,239

Shares outstanding	422,148

Net asset value	$8.61

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statement of Operations  (unaudited)

Six Months Ended November 30, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$76,359
Interest — unaffiliated	883,643

Total investment income	960,002

EXPENSES

Investment advisory	76,037
Registration	47,157
Professional	46,725
Custodian	36,616
Transfer agent — class specific	25,996
Printing and postage	25,081
Administration	14,050
Accounting services	10,915
Administration — class specific	6,612
Service and distribution — class specific	6,149
Trustees and Officer	1,312
Miscellaneous	11,339

Total expenses	307,989
Less:
Administration fees waived	(14,050)
Administration fees waived — class specific	(6,612)
Fees waived and/or reimbursed by the Manager	(178,975)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(10,295)

Total expenses after fees waived and/or reimbursed	98,057

Net investment income	861,945

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,159,231)
Forward foreign currency exchange contracts	32,738
Foreign currency transactions	(35,629)
Futures contracts	(765,423)
Swaps	(21,928)

(2,949,473)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(891,448)
Forward foreign currency exchange contracts	(14,084)
Foreign currency translations	4,390
Futures contracts	105,808
Swaps	(21,866)

(817,200)

Net realized and unrealized loss	(3,766,673)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,904,728)

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$861,945	$1,162,048
Net realized loss	(2,949,473)	(3,200,557)
Net change in unrealized appreciation (depreciation)	(817,200)	(5,290,967)

Net decrease in net assets resulting from operations	(2,904,728)	(7,329,476)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(680,238)	(1,100,157)
Investor A	(45,141)	(101,830)
Investor C	(872)	(1,063)
Class K	(39,649)	(38,254)
Return of capital
Institutional	—	(244,378)
Investor A	—	(25,881)
Investor C	—	(558)
Class K	—	(8,192)

Decrease in net assets resulting from distributions to shareholders	(765,900)	(1,520,313)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,745,217)	13,520,611

NET ASSETS
Total increase (decrease) in net assets	(10,415,845)	4,670,822
Beginning of period	66,521,046	61,850,224

End of period	$56,105,201	$66,521,046

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$9.09		$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.11		0.17	0.17	0.22	0.25		0.22
Net realized and unrealized gain (loss)	(0.49)		(1.14)	(0.17)	0.76	0.36		(0.29)

Net increase (decrease) from investment operations	(0.38)		(0.97)	—	0.98	0.61		(0.07)

Distributions(b)
From net investment income	(0.10)		(0.12)	(0.23)	(0.25)	(0.27)		(0.23)
From net realized gain	—		(0.06)	(0.07)	—	—		—
Return of capital	—		(0.04)	—	—	—		—

Total distributions	(0.10)		(0.22)	(0.30)	(0.25)	(0.27)		(0.23)

Net asset value, end of period	$8.61		$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(4.16	)%(d)	(9.62)%	(0.08)%	10.06%	6.55%		(0.67)%

Ratios to Average Net Assets(e)
Total expenses	0.91	%(f)	0.95%	1.20%	1.54%	2.02	%(g)	1.70%

Total expenses after fees waived and/or reimbursed	0.28	%(f)	0.29%	0.41%	0.40%	0.41%		0.40%

Net investment income	2.63	%(f)	1.69%	1.62%	2.15%	2.64%		2.30%

Supplemental Data
Net assets, end of period (000)	$48,695		$58,835	$54,288	$47,860	$24,031		$23,816

Portfolio turnover rate(h)	207%		304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Where applicable, assumes the reinvestment of distributions.
(d) Not annualized.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)  Annualized.
(g) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Portfolio turnover rate (excluding MDRs)	102%		173%	302%	177%	117%		243%

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$9.09		$10.28	$10.58	$9.86	$9.51		$9.81

Net investment income(a)	0.10		0.14	0.15	0.19	0.23		0.20
Net realized and unrealized gain (loss)	(0.49)		(1.14)	(0.18)	0.75	0.37		(0.29)

Net increase (decrease) from investment operations	(0.39)		(1.00)	(0.03)	0.94	0.60		(0.09)

Distributions(b)
From net investment income	(0.09)		(0.09)	(0.20)	(0.22)	(0.25)		(0.21)
From net realized gain	—		(0.06)	(0.07)	—	—		—
Return of capital	—		(0.04)	—	—	—		—

Total distributions	(0.09)		(0.19)	(0.27)	(0.22)	(0.25)		(0.21)

Net asset value, end of period	$8.61		$9.09	$10.28	$10.58	$9.86		$9.51

Total Return(c)
Based on net asset value	(4.28	)%(d)	(9.85)%	(0.32)%	9.66%	6.39%		(0.95)%

Ratios to Average Net Assets(e)
Total expenses	1.25	%(f)	1.28%	1.54%	1.97%	2.44	%(g)	2.17%

Total expenses after fees waived and/or reimbursed	0.53	%(f)	0.54%	0.66%	0.66%	0.66%		0.67%

Net investment income	2.34	%(f)	1.43%	1.40%	1.89%	2.39%		2.09%

Supplemental Data
Net assets, end of period (000)	$3,648		$5,156	$6,049	$1,807	$550		$402

Portfolio turnover rate(h)	207%		304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Not annualized.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)  Annualized.
(g) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Portfolio turnover rate (excluding MDRs)	102%		173%	302%	177%	117%		243%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$9.09		$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.07		0.07	0.07	0.12	0.16		0.12
Net realized and unrealized gain (loss)	(0.49)		(1.14)	(0.18)	0.75	0.35		(0.28)

Net increase (decrease) from investment operations	(0.42)		(1.07)	(0.11)	0.87	0.51		(0.16)

Distributions(b)
From net investment income	(0.06)		(0.02)	(0.12)	(0.14)	(0.17)		(0.14)
From net realized gain	—		(0.06)	(0.07)	—	—		—
Return of capital	—		(0.04)	—	—	—		—

Total distributions	(0.06)		(0.12)	(0.19)	(0.14)	(0.17)		(0.14)

Net asset value, end of period	$8.61		$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(4.64	)%(d)	(10.53)%	(1.07)%	8.96%	5.49%		(1.69)%

Ratios to Average Net Assets(e)
Total expenses	2.21	%(f)	2.29%	2.40%	2.66%	3.20	%(g)	2.86%

Total expenses after fees waived and/or reimbursed	1.28	%(f)	1.29%	1.41%	1.41%	1.41%		1.43%

Net investment income	1.63	%(f)	0.69%	0.62%	1.15%	1.64%		1.26%

Supplemental Data
Net assets, end of period (000)	$127		$136	$134	$124	$69		$66

Portfolio turnover rate(h)	207%		304%	503%	287%	202%		530%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Not annualized.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Annualized.

(g) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18
Portfolio turnover rate (excluding MDRs)	102%		173%	302%	177%	117%		243%

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$9.09		$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.12		0.17	0.18	0.24	0.26		0.22
Net realized and unrealized gain (loss)	(0.50)		(1.14)	(0.18)	0.74	0.35		(0.28)

Net increase (decrease) from investment operations	(0.38)		(0.97)	—	0.98	0.61		(0.06)

Distributions(b)
From net investment income	(0.10)		(0.12)	(0.23)	(0.25)	(0.27)		(0.24)
From net realized gain	—		(0.06)	(0.07)	—	—		—
Return of capital	—		(0.04)	—	—	—		—

Total distributions	(0.10)		(0.22)	(0.30)	(0.25)	(0.27)		(0.24)

Net asset value, end of period	$8.61		$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(4.14	)%(d)	(9.58)%	(0.02)%	10.10%	6.60%		(0.66)%

Ratios to Average Net Assets(e)
Total expenses	0.85	%(f)	0.93%	1.17%	1.67%	2.70	%(g)	1.80%

Total expenses after fees waived and/or reimbursed	0.23	%(f)	0.24%	0.36%	0.36%	0.36%		0.38%

Net investment income	2.68	%(f)	1.75%	1.72%	2.38%	2.66%		2.30%

Supplemental Data
Net assets, end of period (000)	$3,634		$2,394	$1,380	$130	$449		$48

Portfolio turnover rate(h)	207%		304%	503%	287%	202%		530%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Not annualized.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Annualized.

(g) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19		Year Ended 05/31/18
Portfolio turnover rate (excluding MDRs)	102%		173%	302%	177%	117%		243%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.23%
$1 billion — $3 billion	0.22
$3 billion — $5 billion	0.21
$5 billion — $10 billion	0.20
Greater than $10 billion	0.20

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$5,495	$654	$6,149

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$5,827	$440	$13	$332	$6,612

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$73	$127	$63	$25	$288

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$21,817	$3,700	$246	$233	$25,996

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $47.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2022, the amount waived was $2,439.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.28%
Investor A	0.53
Investor C	1.28
Class K	0.23

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$176,536

Administration fees waived	$14,050

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager-class specific and transfer agent fees waived and/or reimbursed by the Manager - class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived by the Manager — class specific	$5,827	$440	$13	$332	$6,612

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$7,250	$2,601	$212	$232	$10,295

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

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Notes to Financial Statements (unaudited) (continued)

As of November 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	05/31/23	08/23/23

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$416,368	$624,031
Institutional	13,574	34,985
Investor A	4,815	11,056
Investor C	310	744
Class K	372	1,602

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$—	$2,600,000	$130,612,369	$132,906,886

For the six months ended November 30, 2022, purchases and sales related to mortgage dollar rolls were $66,458,329 and $66,497,836, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$75,416,669	$793,528	$(6,270,532)	$(5,477,004)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund performance.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Institutional
Shares sold	832,638	$7,335,931	2,956,406	$29,643,929
Shares issued in reinvestment of distributions	54,970	477,304	91,424	910,884
Shares redeemed	(1,702,756)	(14,696,335)	(1,854,682)	(18,247,226)

	(815,148)	$(6,883,100)	1,193,148	$12,307,587

Investor A
Shares sold and automatic conversion of shares	27,881	$239,383	294,488	$2,962,320
Shares issued in reinvestment of distributions	5,132	44,684	12,650	126,668
Shares redeemed	(176,401)	(1,540,041)	(328,192)	(3,192,705)

	(143,388)	$(1,255,974)	(21,054)	$(103,717)

Investor C
Shares sold	208	$1,800	3,215	$32,121
Shares issued in reinvestment of distributions	66	575	102	1,022
Shares redeemed and automatic conversion of shares	(430)	(3,639)	(1,361)	(12,883)

	(156)	$(1,264)	1,956	$20,260

Class K
Shares sold	234,217	$2,058,443	184,976	$1,833,326
Shares issued in reinvestment of distributions	4,506	39,127	4,566	45,324
Shares redeemed	(79,906)	(702,449)	(60,387)	(582,169)

	158,817	$1,395,121	129,155	$1,296,481

	(799,875)	$(6,745,217)	1,303,205	$13,520,611

As of November 30, 2022, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor C

BlackRock Sustainable Advantage CoreAlpha Bond Fund	1,065,743	5,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	39

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Willkie Farr & Gallagher LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
Address of the Fund
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBOR	Mexico Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAN	State Aid Notes

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: January 20, 2023